UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

 May 20, 2021

Bank7 Corp.
(Exact name of registrant as specified in its charter)

Oklahoma	001-38656	20-0764349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1039 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
(Address of principal executive offices) (Zip Code)

(405) 810-8600
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BSVN	The NASDAQ Global Select Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the annual shareholders’ meeting of Bank7 Corp., (the “Company”) held on May 20, 2021, the shareholders of he Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s board of directors and provide for the annual election of the entire board of directors. The amendment became effective upon the filing of an Amended and Restated Certificate of Incorporation with the Oklahoma Secretary of State on May 21, 2021.

The description above is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Proposal I – Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Provide for the Annual Election of All Directors

At the annual shareholders’ meeting, the shareholders approved the Amendment to the Amended and Restated Certificate of Incorporation to provide for the annual election of all directors.  The shareholder vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,228,506	4,255	1,732	281,682

Proposal II - Election of Directors:

At the annual shareholders’ meeting, the shareholders elected eight nominees to serve as members of our board of directors, each for a term expiring at the 2022 annual shareholders’ meeting or such later time as his or her successor is elected and qualified. The Directors elected and the shareholders’ vote in the election of each Director was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
William B. Haines	8,171,190	62,403	900	281,682
John T. Phillips	8,172,438	61,155	900	281,682
Thomas L. Travis	8,218,795	12,696	3,002	281,682
William M. Buergler	7,611,104	620,386	3,003	281,682
J. Michael Sanner	7,598,878	632,612	3,003	281,682
Gary D. Whitcomb	7,810,328	423,154	1,011	281,682
Charles W. Brown	7,406,613	826,869	1,011	281,682
Teresa L. Dick	8,216,644	16,838	1,011	281,682

Proposal III - Ratification of BKD LLP as Independent Auditor for 2021:

At the annual meeting, the shareholders also ratified the appointment of BKD LLP as the Company’s independent registered public accounting firm for 2021. The shareholder vote was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
BKD LLP	8,507,623	7,805	747	0

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Item	Description

3.1	Amended and Restated Certificate of Incorporation of Bank7 Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK7 CORP.

Date: May 24, 2021	By:	/s/ Kelly J. Harris
Kelly J. Harris
Senior Vice President and Chief Financial Officer